Exhibit 10.8
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

Amendment 26
TO
Special Business Provisions MS-65530-0016
BETWEEN
THE BOEING COMPANY
AND
SPIRIT AEROSYSTEMS, INCORPORATED

This Amendment ("Amendment") to Special Business Provisions MS-65530-0016 is entered into as of the date of last signature below between Spirit AeroSystems, Inc., a Delaware Corporation ("Seller") and The Boeing Company, a Delaware Corporation (“Boeing”). Hereinafter, the Seller and Boeing may be referred to jointly as "Parties" hereto. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the SBP (as defined below).

Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

RECITALS

A.
Boeing and Spirit (the "Seller'') are parties to the Special Business Provisions MS-65530-0016, dated June 16, 2005 (the "SBP"), and the General Terms Agreement BCA-65530-0016, dated June 17, 2005 (the "GT A") (collectively, the "Sustaining Agreement"), and including any Amendments to the GTA and the SBP.

B.
Boeing is seeking to develop, design and manufacture an aircraft Derivative of the 737 MAX model line to be offered as the 737 MAX-10X. 737 Program gate [*****] - offerability is scheduled to be released in the [*****]. Pre-implementation of the 737 integration tool is needed prior to the scheduled 737 program release.

C.	The Parties now desire to amend the SBP as contemplated below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Amendment. The SBP is hereby amended as follows:

a.	Exhibit A Tooling [*****] Amounts of Attachment 27 is updated with pricing for the pre-implementation of the 737-10x into the design and fabrication of the integration [*****] tool as follows:

737-10X [*****] Amounts	Fuselage, Wing, and Propulsion
Pre-Implementation - Fuselage integration [*****]	[*****]
Initial Tooling [*****]	[*****]
Rate Tooling [*****]	[*****]

b.	A new section 1.2.9 is added as follows:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Mr. Eric Bossler
6-5AC1-DJB-16-1591 R1

“Pre-Implementation Tooling”, Any tooling identified in section 4.0 of Attachment 27 Baseline Statement of Work that is required prior to [*****] settlement for initial tools. CTL’s for pre-implementation tooling [*****] when they are submitted. [*****] outlined in [*****] of the MOA are not applicable to Pre-Implementation tooling until the final CTL for initial tooling is submitted.

c.	A new Section 4.1.5 is added as follows:
Modification of [*****] (737 Integration Tool [*****]) required to support Initial Tooling requirements for 737MAX-10X Fuselage (“Pre-Implementation Tooling”).

d.	Section 6.3 of SBP Attachment 27 is updated to include purchase orders for 737-10X pre-implementation tools as follows:
737-10X Fuselage Pre-Implementation Tools PO XXXXXX item XX

e.	SBP Attachment 9 is updated to include reference to this Amendment XX.

Miscellaneous.

a.	Except as specifically set forth herein, all provisions of the SBP shall remain unchanged and in full force and effect.

b.	In the event of a conflict between the terms of this Amendment 26
(including the Exhibits and Attachments hereto), and provisions of the
SBP, GTA or the Administrative Agreement, this Amendment 26 shall take precedence.

c.	This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Agreement as of the date of last signature below.

The Boeing Company by and through its division Boeing Commercial Airplanes	Spirit AeroSystems Inc.
/s/ David Blaylock Name:David Blaylock	/s/ Eric S. Bossler Name:Eric S. Bossler
Title:Contracts Procurement Agent Date:March 23, 2017	Title:Contracts Administrator Date:March 22, 2017